UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                            Washington, DC 20549-1004



===============================================================================



                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF

                       THE SECURITIES EXCHANGE ACT OF 1934





                                 Date of Report
                (Date of earliest event reported) August 3, 2004





                           GENERAL MOTORS CORPORATION
                           --------------------------
             (Exact Name of Registrant as Specified in its Charter)







              STATE OF DELAWARE                                38-0572515
              -----------------                                ----------
          (State or other jurisdiction of                   (I.R.S. Employer
          Incorporation or Organization)                  Identification No.)

      300 Renaissance Center, Detroit, Michigan                48265-3000
      -----------------------------------------                ----------
      (Address of Principal Executive Offices)                 (Zip Code)






        Registrant's telephone number, including area code (313) 556-5000
                                                           --------------

ITEM 5. OTHER EVENTS

On August 3, 2004, General Motors Corporation (GM) issued a news release announcing July 2004 sales. The release is as follows:

GM Reports July Sales of 459,263, Highest Volume in `04

Record July Truck Sales

Second-Best Utility Sales Ever

Cadillac Has Best Monthly Sales Since 1990


DETROIT - General Motors had its best sales month so far this year in July, as dealers sold 459,263 new cars and trucks. The total was down 3 percent when compared to very strong year-ago sales. GM's overall truck sales (278,454) were down 3 percent from record year-ago levels, while car sales (180,809) declined
4.5 percent.

"July was a good month for GM, rebounding nicely from June," said John Smith, group vice president of GM North America Vehicle Sales, Service and Marketing. "We had solid growth in both sales volume and share, led by record utility sales and increasing momentum of our launch vehicles, such as the Chevrolet Malibu. Additionally, we had strong luxury sales due in large part to the continued growth at Cadillac. Over the next few months, GM will launch several important vehicles such as the Pontiac G6, Buick LaCrosse, Cadillac STS and Chevrolet Cobalt. These products, combined with a strengthening economy will drive continued sales momentum throughout the balance of the year."

GM Truck Sales

GM's industry-leading truck lineup had record July sales, led by record GMC sales (61,269) and the second-best month ever for sport utility deliveries (137,181), which were up 11 percent. This is the fourth month this year in which GM utility sales topped 100,000 units, a monthly sales benchmark no other manufacturer has achieved. Sales of large utilities (49,891) increased 2 percent. Large luxury utilities (9,259) were up 23 percent, led by increases for the Escalade and Escalade ESV. Small utilities (17,131) jumped 49 percent, paced by the Saturn Vue (8,846), which was up 15 percent.

Sales of GM full-size pickups (92,509) reached their highest level for the year and led the industry.

GM Car Sales

GM car sales totaled 180,809 units. Luxury car sales (23,608) improved 7 percent, led by record Cadillac CTS deliveries (5,264), up 26 percent and DeVille sales (8,689), up 7 percent. Malibu reached its highest sales level since it was introduced with 23,979 deliveries, a noteworthy 124 percent increase compared to last year.

Divisional Highlights

Chevrolet - In addition to strong Malibu sales, Corvette sales also were up, with 3,492 deliveries, a 67.5 percent improvement over last July. TrailBlazer had record July sales with 30,916 deliveries, up 6 percent. Colorado deliveries were 12,482 units. Equinox sales were 6,831.

Cadillac - Cadillac continued to build on the strong sales performance achieved in the first half of the year with its best monthly sales performance since 1990. Total sales (23,920) were up 32.5 percent, led by truck sales (9,398), which jumped 97 percent compared to year-ago levels. Escalade led the increase in Cadillac truck sales, with 4,372 deliveries, a 54 percent improvement and a new monthly record. Escalade ESV also had record sales (1,464), up 46 percent. SRX had 2,644 deliveries.

GMC - GMC had record July sales (61,269), a 1 percent increase compared to strong year-ago levels. Yukon continued its strong sales pace with 9,728 deliveries, an 18 percent improvement over last July and a new record. Sierra also had record July sales with 20,234 deliveries. Canyon sales reached 2,820 units, its best results since introduction.

HUMMER - HUMMER had 2,505 deliveries in July, its best sales month for the calendar year-to-date. H2 deliveries were 2,484, and sales of the H2 SUT continue to build as the vehicle arrives in more dealers' showrooms.

Pontiac - Pontiac sales (40,608) were up 6 percent compared to year-ago levels. Pontiac car deliveries (35,525) increased 11 percent compared to July 2003. Bonneville sales (3,106) increased 49 percent, partially due to GXP sales. Grand Prix deliveries in July reached 10,923, a 33 percent improvement. Vibe sales were 6,818, a 41.5 percent improvement and a new monthly record.

Buick - Total sales (32,454) were up 6 percent compared to July 2003, led by truck deliveries (8,744), which were up 61.5 percent. Rendezvous sales (6,320) improved 17 percent, and Rainier achieved 2,424 deliveries, up 60 percent over June and its highest monthly sales for the calendar year-to-date.

Saturn - Vue sales (8,846) continued the strong sales pace established in the first half of the year with a 15 percent improvement over year-ago levels and a new July record.

Certified Used Vehicles

July sales for all GM certified used vehicle brands, including GM Certified Used Vehicles, Cadillac Certified Pre-Owned, Used Cars from Saturn and Saab Certified Pre-Owned, were 46,670 units, up 4 percent from the previous month and up 11 percent from July 2003.

GM Certified Used Vehicles, the industry's top-selling manufacturer-certified used brand, set a new monthly sales record for the certified pre-owned segment with July sales of 38,940 units, up 11 percent compared to year-ago levels and up 4 percent from last month.

Cadillac Certified Pre-Owned Vehicles posted sales of 3,371 units, up 17 percent from last July. Used Cars from Saturn sold 3,524 units, up nearly 14 percent from July 2003. Saab Certified Pre-Owned Vehicles sold 835 units in July, down 16 percent from July 2003.

"GM set the pace in the certified pre-owned segment in July, with GM Certified Used Vehicles posting a new monthly sales record for the category, and Cadillac Certified Pre-Owned and Used Cars from Saturn recording double-digit increases," Smith said. "Across all brands, GM continues to drive the certified pre-owned category, with year-to-date sales up 10 percent from the same period in 2003."

GM  North  America  Announces  July  Production   Results,   2004  Third-Quarter
Production Forecast Remains Unchanged

In July GM North America produced 246,500 vehicles (90,000 cars and 156,500 trucks) in North America, compared to 288,000 vehicles (103,000 cars and 185,000 trucks) produced in July 2003. Production totals include joint venture production of 15,000 vehicles in July 2004 and 12,000 in July 2003.

Also, GM North America's 2004 third-quarter production forecast remains unchanged at 1.2 million vehicles (475,000 cars and 725,000 trucks). In the third quarter of 2003, GM North America built 1.245 million vehicles (492,000 cars and 753,000 trucks).

GM also announced current third-quarter production forecasts for its international regions:

GM Europe - The region's current third-quarter forecast is 399,000 vehicles, up 2,000 vehicles from last month's forecast of 397,000 vehicles. In the third quarter of 2003, GM Europe built 393,000 vehicles.

GM Asia Pacific - The region's current third-quarter production forecast remains unchanged at 153,000 vehicles. In the third quarter of 2003, the Asia Pacific region built 120,000 vehicles.

GM Latin America, Africa and the Middle East - GM's current third-quarter production guidance for the region is 191,000 vehicles, up 1,000 vehicles from last month's guidance. The region built 135,000 vehicles in the third quarter of 2003.


General Motors Corp. (NYSE: GM), the world's largest vehicle manufacturer, employs about 325,000 people globally in its core automotive business and subsidiaries. Founded in 1908, GM has been the global automotive sales leader since 1931. GM today has manufacturing operations in 32 countries, and its vehicles are sold in 192 countries. In 2003, GM sold nearly 8.6 million cars and trucks, about 15 percent of the global vehicle market. GM's global headquarters is at the GM Renaissance Center in Detroit. More information on GM and its products can be found on the company's consumer website at www.gm.com.

Note: GM sales and production results are available on GM Media OnLine at http://media.gm.com by clicking on News, then Sales/Production. In this press release and related comments by General Motors management, our use of the words "expect," "anticipate," "estimate," "forecast," "objective," "plan," "goal" and similar expressions is intended to identify forward looking statements. While these statements represent our current judgment on what the future may hold, and we believe these judgments are reasonable, actual results may differ materially due to numerous important factors that are described in GM's most recent report on SEC Form 10-K (at page II-20) which may be revised or supplemented in subsequent reports on SEC Forms 10-Q and 8-K. Such factors include, among others, the following: changes in economic conditions, currency exchange rates or political stability; shortages of fuel, labor strikes or work stoppages; market acceptance of the corporation's new products; significant changes in the competitive environment; changes in laws, regulations and tax rates; and, the ability of the corporation to achieve reductions in cost and employment levels to realize production efficiencies and implement capital expenditures at levels and times planned by management.

                                      # # #

Detroit -- General Motors dealers in the United States today reported the following vehicle sales:
-------------------------------------------------------------------------------
                                                    Calendar Year-to-Date
                                  July                January - July
                      ---------------------------------------------------------
 Curr S/D:   27                           % Chg
 Prev S/D:   26         2004      2003   per S/D      2004        2003    %Chg
-------------------------------------------------------------------------------
Vehicle Total         459,263   458,022   -3.4    2,754,884   2,742,356   0.5
-------------------------------------------------------------------------------
Car Total             180,809   182,297   -4.5    1,126,347   1,151,773  -2.2
-------------------------------------------------------------------------------
Truck Total           278,454   275,725   -2.8    1,628,537   1,590,583   2.4
-------------------------------------------------------------------------------
Light Truck Total     274,154   272,316   -3.1    1,600,542   1,567,316   2.1
-------------------------------------------------------------------------------
Light Vehicle Total   454,963   454,613   -3.6    2,726,889   2,719,089   0.3
-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
     Market Division
      Vehicle Total                                 Calendar Year-to-Date
                                 July                 January - July
                      ---------------------------------------------------------
                                          % Chg
                        2004      2003   per S/D      2004        2003    %Chg
-------------------------------------------------------------------------------
Buick                  32,454    29,594    5.6      194,910     197,737  -1.4
Cadillac               23,920    17,386   32.5      129,912     112,932  15.0
Chevrolet             269,240   271,975   -4.7    1,581,519   1,540,410   2.7
GMC                    61,269    58,212    1.4      344,391     320,841   7.3
HUMMER                  2,505     2,654   -9.1       15,332      19,629 -21.9
Oldsmobile              1,388     9,165  -85.4       25,155      76,764 -67.2
Other - Isuzu           1,548     1,188   25.5        8,367       7,550  10.8
Pontiac                40,608    37,031    5.6      296,244     264,196  12.1
Saab                    3,458     4,402  -24.4       22,888      28,876 -20.7
Saturn                 22,873    26,415  -16.6      136,166     173,421 -21.5
-------------------------------------------------------------------------------

Sales of Domestically Produced Vehicles
-------------------------------------------------------------------------------
Car                   172,125   177,895   -6.8    1,073,291   1,122,882  -4.4
-------------------------------------------------------------------------------
Light Truck           274,154   272,316   -3.1    1,600,542   1,567,316   2.1
-------------------------------------------------------------------------------

Twenty-seven selling days for the July period this year and twenty-six for last year.

*American Isuzu Motors, Inc., dealer sales of commercial vehicles distributed by General Motors Corporation as reported to General Motors by American Isuzu Motors, Inc.

                                      2-1P
                       GM Car Deliveries - (United States)
                                    July 2004
-------------------------------------------------------------------------------
                                                    Calendar Year-to-Date
                                  July                 January - July
                         ------------------------------------------------------
                                         %Chg
                        2004      2003  per S/D       2004        2003  %Chg
                         ------------------------------------------------------
     Selling Days (S/D)   27       26
-------------------------------------------------------------------------------

Century                 6,748     8,141  -20.2       47,488      58,377 -18.7
LeSabre                14,447    12,531   11.0       71,942      70,770   1.7
Park Avenue             1,549     1,730  -13.8       12,139      15,486 -21.6
Regal                     966     1,979  -53.0       11,208      14,011 -20.0
      Buick Total      23,710    24,381   -6.4      142,777     158,644 -10.0
-------------------------------------------------------------------------------
Catera                      0         0  ***.*            0          15 ***.*
CTS                     5,264     4,034   25.7       34,497      29,800  15.8
DeVille                 8,689     7,799    7.3       38,760      40,922  -5.3
Eldorado                    0         1  ***.*            7         186 -96.2
Seville                   320       953  -67.7        2,569      11,804 -78.2
XLR                       249         0  ***.*        2,159           0 ***.*
     Cadillac Total    14,522    12,787    9.4       77,992      82,727  -5.7
-------------------------------------------------------------------------------
Aveo                    4,329         0  ***.*       25,584           0 ***.*
Camaro                      0        66  ***.*          127         999 -87.3
Cavalier               19,952    27,614  -30.4      123,870     155,960 -20.6
Classic                 6,896     5,314   25.0       62,083      11,325 448.2
Corvette                3,492     2,007   67.5       21,880      18,953  15.4
Impala                 23,976    30,967  -25.4      163,436     164,915  -0.9
Lumina                      0         0  ***.*            0          15 ***.*
Malibu                 23,979    10,298  124.2       90,133      83,511   7.9
Metro                       0         0  ***.*            0           1 ***.*
Monte Carlo             5,662     7,543  -27.7       32,436      38,677 -16.1
Prizm                       0         0  ***.*            5          16 -68.8
SSR                       572         0  ***.*        6,014           0 ***.*
    Chevrolet Total    88,858    83,809    2.1      525,568     474,372  10.8
-------------------------------------------------------------------------------
Alero                     694     6,832  -90.2       18,082      57,668 -68.6
Aurora                     15       306  -95.3          179       2,568 -93.0
Intrigue                    0        59  ***.*           55         693 -92.1
    Oldsmobile Total      709     7,197  -90.5       18,316      60,929 -69.9
-------------------------------------------------------------------------------
Bonneville              3,106     2,004   49.2       18,753      15,016  24.9
Firebird                    0        44  ***.*          109         813 -86.6
Grand Am               10,004    11,005  -12.5       93,939      81,201  15.7
Grand Prix             10,923     7,918   32.8       81,813      60,484  35.3
GTO                       897         0  ***.*        4,584           0 ***.*
Sunfire                 3,777     5,099  -28.7       22,260      25,385 -12.3
Vibe                    6,818     4,641   41.5       38,307      38,730  -1.1
     Pontiac Total     35,525    30,711   11.4      259,765     221,629  17.2
-------------------------------------------------------------------------------
9-2X                      135         0  ***.*          184           0 ***.*
9-3                     2,370     2,890  -21.0       17,156      20,846 -17.7
9-5                       953     1,512  -39.3        5,548       8,030 -30.9
       Saab Total       3,458     4,402  -24.4       22,888      28,876 -20.7
-------------------------------------------------------------------------------
ION                    12,333    14,488  -18.0       64,011      71,018  -9.9
Saturn L Series         1,694     4,364  -62.6       15,030      46,912 -68.0
Saturn S Series             0       158  ***.*            0       6,666 ***.*
      Saturn Total     14,027    19,010  -28.9       79,041     124,596 -36.6
-------------------------------------------------------------------------------
        GM Total      180,809   182,297   -4.5    1,126,347   1,151,773 -2.2
-------------------------------------------------------------------------------
                     GM Car Deliveries by Production Source
-------------------------------------------------------------------------------
GM North America *    172,125   177,895   -6.8    1,073,291   1,122,882  -4.4
-------------------------------------------------------------------------------
GM Import               8,684     4,402   90.0       53,056      28,891  83.6
-------------------------------------------------------------------------------
        GM Total      180,809   182,297   -4.5    1,126,347   1,151,773  -2.2
-------------------------------------------------------------------------------
* Includes U.S./Canada/Mexico

                                      2-1P
                       GM Car Deliveries - (United States)
                                    July 2004
-------------------------------------------------------------------------------
                                                    Calendar Year-to-Date
                                  July                 January - July
                         ------------------------------------------------------
                                         %Chg
                        2004      2003  per S/D       2004        2003  %Chg
                         ------------------------------------------------------
     Selling Days (S/D)   27       26
-------------------------------------------------------------------------------
          GM Car Deliveries by Production Source and Marketing Division
-------------------------------------------------------------------------------
Buick Total            23,710    24,381   -6.4      142,777     158,644 -10.0
Cadillac Total         14,522    12,787    9.4       77,992      82,712  -5.7
Chevrolet Total        84,529    83,809   -2.9      499,984     474,372   5.4
Oldsmobile Total          709     7,197  -90.5       18,316      60,929 -69.9
Pontiac Total          34,628    30,711    8.6      255,181     221,629  15.1
Saturn Total           14,027    19,010  -28.9       79,041     124,596 -36.6
     GM North America
       Total*         172,125   177,895   -6.8    1,073,291   1,122,882  -4.4
-------------------------------------------------------------------------------
Cadillac Total              0         0  ***.*            0          15 ***.*
Chevrolet Total         4,329         0  ***.*       25,584           0 ***.*
Pontiac Total             897         0  ***.*        4,584           0 ***.*
Saab Total              3,458     4,402  -24.4       22,888      28,876 -20.7
     GM Import Total    8,684     4,402   90.0       53,056      28,891  83.6
-------------------------------------------------------------------------------
                   GM Vehicle Deliveries by Marketing Division
-------------------------------------------------------------------------------
Buick Total            32,454    29,594    5.6      194,910     197,737  -1.4
Cadillac Total         23,920    17,386   32.5      129,912     112,932  15.0
Chevrolet Total       269,240   271,975   -4.7    1,581,519   1,540,410   2.7
GMC Total              61,269    58,212    1.4      344,391     320,841   7.3
HUMMER Total            2,505     2,654   -9.1       15,332      19,629 -21.9
Oldsmobile Total        1,388     9,165  -85.4       25,155      76,764 -67.2
Other-Isuzu Total       1,548     1,188   25.5        8,367       7,550  10.8
Pontiac Total          40,608    37,031    5.6      296,244     264,196  12.1
Saab Total              3,458     4,402  -24.4       22,888      28,876 -20.7
Saturn Total           22,873    26,415  -16.6      136,166     173,421 -21.5
     GM Total         459,263   458,022   -3.4    2,754,884   2,742,356   0.5
-------------------------------------------------------------------------------
* Includes US/Canada/Mexico

                                      3-1P
                      GM Truck Deliveries - (United States)
                                    July 2004
                                                    Calendar Year-to-Date
                                  July                 January - July
                         ------------------------------------------------------
                                         %Chg
                        2004      2003  per S/D       2004        2003  %Chg
                         ------------------------------------------------------
     Selling Days (S/D)   27       26
-------------------------------------------------------------------------------
Rainier                 2,424         0  ***.*       12,428           0 ***.*
Rendezvous              6,320     5,213   16.7       39,705      39,093   1.6
    Total Buick         8,744     5,213   61.5       52,133      39,093  33.4
-------------------------------------------------------------------------------
Escalade                4,372     2,732   54.1       20,932      17,855  17.2
Escalade ESV            1,464       966   45.9        8,324       6,623  25.7
Escalade EXT              918       901   -1.9        5,828       5,727   1.8
SRX                     2,644         0  ***.*       16,836           0 ***.*
  Total Cadillac        9,398     4,599   96.8       51,920      30,205  71.9
-------------------------------------------------------------------------------
Astro                   2,807     2,666    1.4       22,302      25,896 -13.9
C/K Suburban(Chevy)    12,016    12,219   -5.3       67,552      69,003  -2.1
Chevy C/T Series           21        68  -70.3          241         573 -57.9
Chevy W Series            235       189   19.7        1,391       1,253  11.0
Colorado               12,482         0  ***.*       62,733           0 ***.*
Equinox                 6,831         0  ***.*       30,291           0 ***.*
Express Cutaway/G Cut   1,993     1,661   15.5       11,009      10,300   6.9
Express Panel/G Van     6,588     6,930   -8.5       43,567      39,293  10.9
Express/G Sportvan      1,446     1,688  -17.5       11,118      10,388   7.0
Kodiak 4/5 Series         635       530   15.4        4,612       4,169  10.6
Kodiak 6/7/8 Series       186       171    4.7        2,194       1,334  64.5
S/T Blazer              1,950     3,584  -47.6       27,105      29,328  -7.6
S/T Pickup                664    16,814  -96.2        8,764      90,185 -90.3
Tahoe                  21,509    20,785   -0.3      110,598     109,579   0.9
Tracker                 1,454     3,647  -61.6       11,763      23,223 -49.3
TrailBlazer            30,916    28,076    6.0      153,748     152,856   0.6
Venture                 6,374     7,389  -16.9       49,672      51,831  -4.2
................................................................................
     Avalanche          7,933     9,633  -20.7       50,042      52,719  -5.1
     Silverado-C/K
       Pickupp         64,342    72,116  -14.1      387,249     394,108  -1.7
Chevrolet Fullsize
  Pickups              72,275    81,749  -14.9      437,291     446,827  -2.1
................................................................................
  Chevrolet Total     180,382   188,166   -7.7    1,055,951   1,066,038  -0.9
-------------------------------------------------------------------------------
Canyon                  2,820         0  ***.*       13,675           0 ***.*
Envoy                  14,731    14,345   -1.1       76,691      75,532   1.5
GMC C/T Series             21        89  -77.3          320       1,184 -73.0
GMC W Series              447       403    6.8        3,032       2,556  18.6
S/T Jimmy                   0         0  ***.*            0          52 ***.*
Safari (GMC)              687       832  -20.5        5,467       6,477 -15.6
Savana Panel/G Classic  1,706     2,070  -20.6       11,962      11,225   6.6
Savana Special/G Cut    2,603     1,727   45.1       14,932       6,775 120.4
Savana/Rally              243       284  -17.6        1,508       1,982 -23.9
Sierra                 20,234    19,811   -1.6      118,604     111,321   6.5
Sonoma                    204     3,927  -95.0        2,835      22,039 -87.1
Topkick 4/5 Series        479       414   11.4        3,677       2,480  48.3
Topkick 6/7/8 Series      728       357   96.4        4,161       2,168  91.9
Yukon                   9,728     7,912   18.4       51,835      43,268  19.8
Yukon XL                6,638     6,041    5.8       35,692      33,782   5.7
     GMC Total         61,269    58,212    1.4      344,391     320,841   7.3
-------------------------------------------------------------------------------
HUMMER H1                  21        52  -61.1          300         377 -20.4
HUMMER H2               2,484     2,602   -8.1       15,032      19,252 -21.9
   HUMMER Total         2,505     2,654   -9.1       15,332      19,629 -21.9
-------------------------------------------------------------------------------
Bravada                   166       611  -73.8        1,503       5,096 -70.5
Silhouette                513     1,357  -63.6        5,336      10,739 -50.3
 Oldsmobile Total         679     1,968  -66.8        6,839      15,835 -56.8
-------------------------------------------------------------------------------
Other-Isuzu F Series      110        75   41.2          717         861 -16.7
Other-Isuzu N Series    1,438     1,113   24.4        7,650       6,689  14.4
 Other-Isuzu Total      1,548     1,188   25.5        8,367       7,550  10.8
-------------------------------------------------------------------------------
Aztek                   1,749     2,153  -21.8       14,053      18,376 -23.5
Montana                 3,334     4,167  -23.0       22,426      24,191  -7.3
   Pontiac Total        5,083     6,320  -22.6       36,479      42,567 -14.3
-------------------------------------------------------------------------------
VUE                     8,846     7,405   15.0       57,125      48,825  17.0
   Saturn Total         8,846     7,405   15.0       57,125      48,825  17.0
-------------------------------------------------------------------------------
     GM Total         278,454   275,725   -2.8    1,628,537   1,590,583   2.4
-------------------------------------------------------------------------------
                    GM TRUCK Deliveries by Production Source
-------------------------------------------------------------------------------
GM North America *    276,595   274,269   -2.9    1,618,190   1,582,136   2.3
-------------------------------------------------------------------------------
GM Import               1,859     1,456   22.9       10,347       8,447  22.5
-------------------------------------------------------------------------------
     GM Total         278,454   275,725   -2.8    1,628,537   1,590,583   2.4
-------------------------------------------------------------------------------
               GM Light Duty Truck Deliveries by Production Source
-------------------------------------------------------------------------------
GM North America *    274,154   272,316   -3.1    1,600,542   1,567,316   2.1
-------------------------------------------------------------------------------
GM Import                   0         0  ***.*            0           0 ***.*
-------------------------------------------------------------------------------
     GM Total         274,154   272,316   -3.1    1,600,542   1,567,316   2.1
-------------------------------------------------------------------------------
* Includes U.S./Canada/Mexico

                                      3-1P
                      GM Truck Deliveries - (United States)
                                    July 2004
                                                    Calendar Year-to-Date
                                  July                 January - July
                         ------------------------------------------------------
                                         %Chg
                        2004      2003  per S/D       2004        2003  %Chg
                         ------------------------------------------------------
     Selling Days (S/D)   27       26
-------------------------------------------------------------------------------
        GM TRUCK Deliveries by Production Source and Marketing Division
-------------------------------------------------------------------------------
Buick Total             8,744     5,213   61.5       52,133      39,093  33.4
Cadillac Total          9,398     4,599   96.8       51,920      30,205  71.9
Chevrolet Total       180,231   188,026   -7.7    1,055,080   1,065,201  -1.0
GMC Total              60,885    57,887    1.3      341,880     318,878   7.2
HUMMER Total            2,505     2,654   -9.1       15,332      19,629 -21.9
Oldsmobile Total          679     1,968  -66.8        6,839      15,835 -56.8
Other-Isuzu Total         224       197    9.5        1,402       1,903 -26.3
Pontiac Total           5,083     6,320  -22.6       36,479      42,567 -14.3
Saturn Total            8,846     7,405   15.0       57,125      48,825  17.0
    GM North America
      Total*          276,595   274,269   -2.9    1,618,190   1,582,136  2.3
-------------------------------------------------------------------------------
Chevrolet Total           151       140    3.9          871         837   4.1
GMC Total                 384       325   13.8        2,511       1,963  27.9
Other-Isuzu Total       1,324       991   28.7        6,965       5,647  23.3
    GM Import Total     1,859     1,456   22.9       10,347       8,447  22.5
-------------------------------------------------------------------------------
     GM Light Truck Deliveries by Production Source and Marketing Division
-------------------------------------------------------------------------------
Buick Total             8,744     5,213   61.5       52,133      39,093  33.4
Cadillac Total          9,398     4,599   96.8       51,920      30,205  71.9
Chevrolet Total       179,305   187,208   -7.8    1,047,513   1,058,709  -1.1
GMC Total              59,594    56,949    0.8      333,201     312,453   6.6
HUMMER Total            2,505     2,654   -9.1       15,332      19,629 -21.9
Oldsmobile Total          679     1,968  -66.8        6,839      15,835 -56.8
Pontiac Total           5,083     6,320  -22.6       36,479      42,567 -14.3
Saturn Total            8,846     7,405   15.0       57,125      48,825  17.0
    GM North America
      Total*          274,154   272,316   -3.1    1,600,542   1,567,316  2.1
-------------------------------------------------------------------------------

                 GM Light Truck Deliveries by Marketing Division
-------------------------------------------------------------------------------
Buick Total             8,744     5,213   61.5       52,133      39,093  33.4
Cadillac Total          9,398     4,599   96.8       51,920      30,205  71.9
Chevrolet Total       179,305   187,208   -7.8    1,047,513   1,058,709  -1.1
GMC Total              59,594    56,949    0.8      333,201     312,453   6.6
HUMMER Total            2,505     2,654   -9.1       15,332      19,629 -21.9
Oldsmobile Total          679     1,968  -66.8        6,839      15,835 -56.8
Pontiac Total           5,083     6,320  -22.6       36,479      42,567 -14.3
Saturn Total            8,846     7,405   15.0       57,125      48,825  17.0
    GM Total          274,154   272,316   -3.1    1,600,542   1,567,316   2.1
-------------------------------------------------------------------------------

* Includes US/Canada/Mexico

                        GM Production Schedule - 08/03/04

                        GMNA
                -------------------                          Total   Memo: JV1
Units 000s      Car1 Truck   Total     GME2 GMLAAM   GMAP  Worldwide Car  Truck
                -------------------   ----- ------   ----  --------- ---  -----
2004 Q3 #        475   725   1,200     399    191     153    1,943    18    46
O/(U) prior
forecast:@         0     0       0       2      1       0        3     0     0
------------    -------------------   ----- ------   ----  --------- ---  -----

                        GMNA
                -------------------                          Total   Memo: JV1
Units 000s       Car Truck   Total     GME  GMLAAM   GMAP  Worldwide Car  Truck
                -------------------   ----- ------   ----  --------- ---  -----
   2000
1st Qtr.         746   775   1,521     572    118      40    2,251    24    13
2nd Qtr.         787   781   1,568     534    140      45    2,287    19    17
3rd Qtr.         689   630   1,319     374    151      53    1,897    16    18
4th Qtr.         671   694   1,365     513    135      47    2,060    18    17
               ----- -----   -----   -----    ---     ---    -----    --    --
    CY         2,893 2,880   5,773   1,993    544     185    8,495    77    65

   2001
1st Qtr.         580   634   1,214     538    138      51    1,941    18     9
2nd Qtr.         638   726   1,364     491    165      64    2,084    13    16
3rd Qtr.         574   664   1,238     373    146      74    1,832    11    15
4th Qtr.         573  721    1,294     441    127      67    1,929     9    16
               ----- -----   -----   -----    ---     ---    -----    --    --
    CY         2,365 2,745   5,110   1,842    575     256    7,786    51    56

   2002
1st Qtr.         600   753   1,353     456    131      65    2,005    11    11
2nd Qtr.         688   865   1,553     453    141      74    2,221    15    17
3rd Qtr.         568   740   1,308     408    132      87    1,935    19    20
4th Qtr.         602   824   1,426     453    157      81    2,117    14    25
               ----- -----   -----   -----    ---     ---    -----    --    --
    CY         2,458 3,182   5,640   1,770    561     307    8,278    59    73

   2003
1st Qtr.         591   860   1,451     491    127      77    2,146    19    24
2nd Qtr.         543   837   1,380     488    128      90    2,086    19    24
3rd Qtr.         492   753   1,245     393    135     120    1,893    20    17
4th Qtr.         558   827   1,385     446    157     133    2,121    16    20
               ----- -----   -----   -----    ---     ---    -----    --    --
    CY         2,184 3,277   5,461   1,818    547     420    8,246    74    85

   2004
1st Qtr.         525   820   1,345     463    158     116    2,082    19    19
2nd Qtr.         542   845   1,387     489    173     145    2,194    18    48
3rd Qtr. #       475   725   1,200     399    191     153    1,943    18    46
               ----- -----   -----   -----    ---     ---    -----    --    --

@ Numbers may vary due to rounding
1 JOINT VENTURE - NUMMI units included in GMNA Car, HUMMER and CAMI units included in GMNA Truck.
2 GME includes Saab back to 1999
# Denotes estimate


Note: Beginning with Q1 2001, a reclassification has been made in the International regions to count vehicles as production in the region of final assembly. 1999 and 2000 data has been adjusted to reflect this reclassification.

This report is governed by the Safe Harbor language found in the Terms and Conditions on the GM Institutional Investor website.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          GENERAL MOTORS CORPORATION
                                          --------------------------
                                          (Registrant)


Date:  August 3, 2004                  By:  /s/PETER R. BIBLE
                                      ---  ------------------
                                          (Peter R. Bible,
                                           Chief Accounting Officer)